Commitments, Contingencies And Guarantees	12 Months Ended
Dec. 31, 2011
Commitments, Contingencies And Guarantees [Abstract]
Commitments, Contingencies And Guarantees

NOTE 7 — COMMITMENTS, CONTINGENCIES AND GUARANTEES

Commitments and Contingencies

The Company accounts for its rentals that include renewal options, annual rent escalation clauses, minimum franchise payments and maintenance related to displays under the guidance in ASC 840.

The Company considers its non-cancelable contracts that enable it to display advertising on buses, bus shelters, trains, etc. to be leases in accordance with the guidance in ASC 840-10. These contracts may contain minimum annual franchise payments which generally escalate each year. The Company accounts for these minimum franchise payments on a straight-line basis. If the rental increases are not scheduled in the lease, such as an increase based on subsequent changes in the index or rate, those rents are considered contingent rentals and are recorded as expense when accruable. Other contracts may contain a variable rent component based on revenue. The Company accounts for these variable components as contingent rentals and records these payments as expense when accruable.

The Company accounts for annual rent escalation clauses included in the lease term on a straight-line basis under the guidance in ASC 840-20-25. The Company considers renewal periods in determining its lease terms if at inception of the lease there is reasonable assurance the lease will be renewed. Expenditures for maintenance are charged to operations as incurred, whereas expenditures for renewal and betterments are capitalized.

The Company leases office space, equipment and the majority of the land occupied by its advertising structures under long-term operating leases. The Company accounts for these leases in accordance with the policies described above.

The Company's contracts with municipal bodies or private companies relating to street furniture, billboards, transit and malls generally require the Company to build bus stops, kiosks and other public amenities or advertising structures during the term of the contract. The Company owns these structures and is generally allowed to advertise on them for the remaining term of the contract. Once the Company has built the structure, the cost is capitalized and expensed over the shorter of the economic life of the asset or the remaining life of the contract.

In addition, the Company has commitments relating to required purchases of property, plant, and equipment under certain street furniture contracts. Certain of the Company's contracts contain penalties for not fulfilling its commitments related to its obligations to build bus stops, kiosks and other public amenities or advertising structures. Historically, any such penalties have not materially impacted the Company's financial position or results of operations.

Certain acquisition agreements include deferred consideration payments based on performance requirements by the seller, typically involving the completion of a development or obtaining appropriate permits that enable the Company to construct additional advertising displays. At December 31, 2011, the Company believes its maximum aggregate contingency, which is subject to performance requirements by the seller, is approximately $32.5 million. As the contingencies have not been met or resolved as of December 31, 2011, these amounts are not recorded.

As of December 31, 2011, the Company's future minimum rental commitments under non-cancelable operating lease agreements with terms in excess of one year, minimum payments under non-cancelable contracts in excess of one year, and capital expenditure commitments consist of the following:

(In thousands)	Non-Cancelable Operating Leases	Non-Cancelable Contracts	Capital Expenditure Commitments
2012	$283,104	$402,974	$67,879
2013	242,845	293,690	26,472
2014	213,066	259,627	12,748
2015	209,728	228,996	16,402
2016	152,783	171,751	18,456
Thereafter	935,606	518,769	6,921
Total	$2,037,132	$1,875,807	$148,878

Rent expense charged to operations for the years ended December 31, 2011, 2010 and 2009 was $1,029.3 million, $967.5 million and $999.1 million, respectively.

In various areas in which the Company operates, outdoor advertising is the object of restrictive and, in some cases, prohibitive zoning and other regulatory provisions, either enacted or proposed. The impact to the Company of loss of displays due to governmental action has been somewhat mitigated by Federal and state laws mandating compensation for such loss and constitutional restraints.

The Company and its subsidiaries are currently involved in certain legal proceedings arising in the ordinary course of business and, as required, the Company has accrued its estimate of the probable costs for resolution of those claims for which the occurrence of loss is probable and the amount can be reasonably estimated. These estimates have been developed in consultation with counsel and are based upon an analysis of potential results, assuming a combination of litigation and settlement strategies. It is possible, however, that future results of operations for any particular period could be materially affected by changes in the Company's assumptions or the effectiveness of its strategies related to these proceedings.

On or about July 12, 2006 and April 12, 2007, two of the Company's operating businesses (L&C Outdoor Ltda. (“L&C”) and Publicidad Klimes São Paulo Ltda. (“Klimes”), respectively) in the São Paulo, Brazil market received notices of infraction from the state taxing authority, seeking to impose a value added tax (“VAT”) on such businesses, retroactively for the period from December 31, 2001 through January 31, 2006. The taxing authority contends that the Company's businesses fall within the definition of “communication services” and as such are subject to the VAT.

L&C and Klimes have filed separate petitions to challenge the imposition of this tax. L&C's challenge in the administrative courts was unsuccessful at the first level, but successful at the second administrative level. The state taxing authority filed an appeal to the third and final administrative level, which required consideration by a full panel of 16 administrative law judges. On September 27, 2010, L&C received an unfavorable ruling at this final administrative level, which concluded that the VAT applied. On December 15, 2011, a Special Chamber of the administrative court considered the reasonableness of the amount of the penalty assessed against L&C and significantly reduced the penalty. With the reduction, the amounts allegedly owed by L&C are approximately $8.6 million in taxes, approximately $4.3 million in penalties and approximately $18.4 million in interest (as of December 31, 2011 at an exchange rate of 0.534). On January 27, 2012, L&C filed a writ of mandamus in the 8th lower public treasury court in São Paulo, State of São Paulo, appealing the administrative court's decision that the VAT applies. On that same day, L&C filed a motion for an injunction barring the taxing authority from collecting the tax, penalty and interest while the appeal is pending. The court denied the motion on January 30, 2012. L&C filed a motion for reconsideration, and in early February 2012, the court granted that motion and issued an injunction.

Klimes' challenge was unsuccessful at the first level of the administrative courts, and denied at the second administrative level on or about September 24, 2009. On January 5, 2011, the administrative law judges at the third administrative level published a ruling that the VAT applies but significantly reduced the penalty assessed by the taxing authority. With the penalty reduction, the amounts allegedly owed by Klimes are approximately $9.7 million in taxes, approximately $4.8 million in penalties and approximately $20.1 million in interest (as of December 31, 2011 at an exchange rate of 0.534).  In late February 2011, Klimes filed a writ of mandamus in the 13th lower public treasury court in São Paulo, State of São Paulo, appealing the administrative court's decision that the VAT applies. On that same day, Klimes filed a motion for an injunction barring the taxing authority from collecting the tax, penalty and interest while the appeal is pending. The court denied the motion in early April 2011. Klimes filed a motion for reconsideration with the court and also appealed that ruling to the São Paulo State Higher Court, which affirmed in late April 2011. On June 20, 2011, the 13th lower public treasury court in São Paulo reconsidered its prior ruling and granted Klimes an injunction suspending any collection effort by the taxing authority until a decision on the merits is obtained at the first judicial level.

On August 8, 2011, Brazil's National Council of Fiscal Policy (CONFAZ) published a rule authorizing a general amnesty to sixteen states, including the State of São Paulo, to reduce the principal amount of VAT allegedly owed for communications services and reduce or waive related interest and penalties.  The State of São Paulo ratified the amnesty in late August 2011.  However, in late 2011, the State of São Paulo decided not to pursue the general amnesty, but it has indicated that it would be willing to consider a special amnesty for the out-of-home industry.  Klimes and L&C are actively exploring this opportunity but do not know whether the State ultimately will offer a special amnesty or what the terms of any special amnesty might be.  Accordingly, the businesses continue to vigorously pursue their appeals in the lower public treasury court.

At December 31, 2011, the range of reasonably possible loss is from zero to approximately $31.2 million in the L&C matter and is from zero to approximately $34.6 million in the Klimes matter. The maximum loss that could ultimately be paid depends on the timing of the final resolution at the judicial level and applicable future interest rates. Based on the Company's review of the law, the outcome of similar cases at the judicial level and the advice of counsel, the Company has not accrued any costs related to these claims and believes the occurrence of loss is not probable.

Guarantees

As of December 31, 2011, the Company had $70.0 million in letters of credit outstanding, of which $67.5 million of letters of credit were cash secured. Additionally, as of December 31, 2011, Clear Channel Communications had outstanding commercial standby letters of credit and surety bonds of $15.3 million and $42.9 million, respectively, held on behalf of the Company. These letters of credit and surety bonds relate to various operational matters, including insurance, bid and performance bonds, as well as other items. Letters of credit in the amount of $5.0 million are collateral in support of surety bonds and these amounts would only be drawn under the letter of credit in the event the associated surety bonds were funded and the Company did not honor its reimbursement obligation to the issuers.

In addition, as of December 31, 2011, the Company had outstanding bank guarantees of $56.2 million. Bank guarantees in the amount of $4.3 million are backed by cash collateral.